UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2013

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 14, 2013, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) announced, following the Federal Reserve Board's release of 2013 CCAR results, that: (i) the Firm is authorized to repurchase an additional $6 billion of common equity between April 1, 2013 and March 31, 2014; (ii) its Board of Directors intends to declare the first quarter common stock dividend of $0.30 per share on March 19, 2013; and (iii) its Board of Directors intends to increase the Firm's quarterly common stock dividend to $0.38 per share effective second quarter of 2013.

The Federal Reserve Board informed the Firm that it did not object to the Firm’s proposed capital distribution plan. The Federal Reserve Board also asked that the Firm submit an additional capital plan by the end of the third quarter addressing the weaknesses identified in the Firm’s capital planning processes. Following their review, the Federal Reserve Board may require the Firm to modify its capital distributions.

A copy of the press release announcing the Firm’s capital actions is attached as Exhibit 99.1. Additional information regarding the Firm's 2013 CCAR results and annual stress testing disclosure is attached as Exhibit 99.2. The information set forth in Exhibit 99.2 is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.
This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2012 which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. press release, dated March 14, 2013
99.2	2013 CCAR Results & Annual Stress Testing Disclosure — CCAR & DFAST

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Neila B. Radin
Neila B. Radin
Senior Vice President

Dated:	March 15, 2013

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. press release, dated March 14, 2013
99.2	2013 CCAR Results & Annual Stress Testing Disclosure — CCAR & DFAST

4